Goodwill and Other Intangible Assets, net - Schedule of Estimated Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Disclosure Goodwill And Other Intangible Assets Net Schedule Of Estimated Amortization Expense [Abstract]
2014	$ 89.7
2015	84.6
2016	83.4
2017	82.4
2018	81.5
Thereafter	613.1
Total	$ 1,034.7	$ 1,104.1